UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

Commission File Number: 0-23363

AMERICAN DENTAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	04-3297858
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

American Dental Partners, Inc.

201 Edgewater Drive, Suite 285

Wakefield, Massachusetts 01880

(Address of principal executive offices, including zip code)

(781) 224-0880

(781) 224-4216 (fax)

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release dated February 25, 2004, regarding earnings for the fourth quarter of fiscal 2003.

99.2	Comments of Gregory A. Serrao at Roth Capital Partners Growth Stock Conference on February 19, 2004.

ITEM 12.	Results of Operations and Financial Condition

On February 25, 2004, American Dental Partners, Inc. issued a press release regarding earnings for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

On February 19, 2004, Gregory A. Serrao, the Company’s Chief Executive Officer, commented regarding certain of American Dental Partners’ fourth quarter 2003 results at the Roth Capital Partners Growth Stock Conference. Mr. Serrao’s relevant comments made at the conference are attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.

February 25, 2004	/s/ Breht T. Feigh

Breht T. Feigh
Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer)